===============================================================================

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    -----------------------------------
                                 FORM 8-K/A
                    -----------------------------------

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

                               MARCH 22, 2006
                               Date of Report

                               MARCH 16, 2006
                      Date of Earliest Event Reported

                    -----------------------------------

                              NTL INCORPORATED
                 (FORMERLY KNOWN AS TELEWEST GLOBAL, INC.)
           (Exact name of registrant as specified in its charter)

     DELAWARE                  000-50886                    59-3778427
  (State or other        (Commission File Number)         (IRS Employer
  jurisdiction of                                      Identification No.)
  incorporation or
   organization)
                              909 THIRD AVENUE
                                 SUITE 2863
                          NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

                               (212) 906-8440
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Explanatory Note: This Form 8-K hereby amends and restates and supersedes in its entirety the Form 8-K filed by NTL Incorporated (the "Company") on March 22, 2006.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 16, 2006, the Compensation Committee of the Board of Directors (the "Board") of the Company granted to each non-employee director of the Company an option to purchase 187,500 shares of Company common stock with a per share exercise price of $29.06 pursuant to the NTL Incorporated 2004 Stock Incentive Plan (formerly the Telewest Global, Inc. 2004 Stock Incentive Plan) (the "Plan"), and the Board confirmed its approval of these grants. These options will vest in equal installments on the first three anniversaries of the date of grant. These options are intended to reward the non-employee directors for the significant time and attention required of them in connection with the integration of the businesses of the Company and NTL Holdings Inc. (formerly known as NTL Incorporated) ("NTL Holdings") and the Company's other business activities, to encourage them to remain on the Board and to provide them with appropriate incentives to increase the value of the Company to its shareholders. The terms of these option grants are substantially identical to the 75,000-share option grants made to the non-employee directors of NTL Holdings in April, 2003 which will become fully vested in April 2006, except that the number of shares subject to the options granted has been increased from 75,000 to 187,500 to reflect the exchange ratio of 2.5 applicable to the shares of NTL Holdings common stock in the combination of the Company and NTL Holdings.

In addition, on March 16, 2006, the Compensation Committee of the Board granted 125,000 shares of restricted Company common stock pursuant to the Plan to Neil Berkett, the Company's Chief Operating Officer. The restrictions on these shares of Company common stock will lapse (subject to continued employment) in three equal installments on March 16, 2007, 2008 and 2009.

ITEM 8.01 OTHER EVENTS

On March 16, 2006, Jeffrey D. Benjamin, the Chair of the Compensation Committee of the Board, resigned from the Compensation Committee and was appointed to the Audit Committee of the Board. The Board appointed Edwin M. Banks Chair of the Compensation Committee and appointed George R. Zoffinger to the Compensation Committee to replace Mr. Benjamin.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 20, 2006

                                    NTL INCORPORATED

                                    By:  /s/ Bryan H. Hall
                                        ----------------------------
                                        Name:  Bryan H. Hall
                                        Title: Secretary and General Counsel